UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08573

Name of Fund: MuniHoldings California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, MuniHoldings California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 12/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniHoldings California
                                        Insured Fund, Inc.

Semi-Annual Report
December 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of December 31, 2004, the percentage of the Fund's total net assets in inverse floaters was 1.83%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

A Letter From the President and Chief Investment Officer

Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success -- particularly during uncertain times -- is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                         Sincerely,


                                         /s/ Robert C. Doll, Jr.

                                         Robert C. Doll, Jr.
                                         President and Chief Investment Officer
                                         Merrill Lynch Investment Managers


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Although long-term bond yields declined sharply over the past six months, we maintained the Fund's defensive positioning to limit volatility and safeguard the Fund's net asset value in anticipation of rising long-term interest rates ahead.

Describe the market environment relative to municipal bonds.

Over the past six months, long-term bond yields declined significantly as their prices, which move in the opposite direction, increased. The rise in bond prices came as somewhat of a surprise, as the economy generally continued to improve. Gross domestic product growth was recently reported at 4% for the third quarter of 2004, up from 3.4% in the second quarter. However, recent improvements in domestic business activity have been offset by inflationary measures remaining in the 1.5% - 2% range.

For its part, the Federal Reserve Board (the Fed) raised its short-term interest rate target by 25 basis points (.25%) to 1.25% in June, the first change in more than a year. In its accompanying statement, the Fed called for a "measured" approach to interest rate increases, removing much of the earlier concern that it might embark on a dramatic series of interest rate increases. The prospect for a more moderate tightening sequence helped support higher bond prices for the remainder of the period. Four subsequent Fed interest rate hikes brought the federal funds rate to 2.25% by period-end, but had limited market impact as monthly U.S. employment gains remained modest. In addition, strong currency-related demand for U.S. Treasury issues from many foreign governments helped bolster fixed income bond prices. By the end of December 2004, long-term U.S. Treasury bond yields stood at 4.85%, a decline of 46 basis points over the past six months. The 10-year U.S. Treasury note yield fell 36 basis points to 4.24%.

The municipal bond market benefited from a generally supportive technical environment throughout the six-month period. Consequently, while tax-exempt bond yields followed the same pattern as their taxable counterparts, yield volatility was more subdued than that seen in the U.S. Treasury market. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 30 basis points over the six months. As reported by Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields decline 41 basis points to 4.61%, while yields on 10-year, AAA-rated issues declined 43 basis points to 3.52%.

During the period, more than $170 billion in new long-term tax-exempt bonds was underwritten, a decline of nearly 7.5% versus the same six months a year ago. The declining supply trend allowed tax-exempt bond prices to register significant gains over the period, performing similarly to their taxable counterparts.

Describe conditions in the State of California during the period.

California entered 2005 with a budget shortfall of approximately $8 billion, prompting the governor to outline new steps to deal with the state's fiscal problems. These included a series of new debt issues, including additional "economic recovery" bonds, tribal gaming revenue bonds, a possible pension-obligation bond, cutbacks in state spending on local school districts, and other nonspecific budget cuts. The State Legislature's original 2005 budget relied heavily on revenue growth stemming from an improving economy. Planned budget cuts, however, proved more politically difficult to enact.

During 2004, the major credit-rating agencies upgraded California's long-term credit rating to A3 (Moody's), A (Standard & Poor's) and A- (Fitch). The agencies cited the state's increased ability to meet its financial challenges, thanks to a relatively aggressive program of borrowing at attractive financing rates. The ratings upgrades, however, were not attributable to any significant progress in mending the state's budget problems.

Despite the ongoing fiscal challenges, credit spreads for California general obligation (GO) bonds continued to narrow, indicating strong investor demand. At the height of the state's budget troubles, California GO debt traded as wide as 80 basis points above comparable AAA-rated tax-exempt securities. By year's end, spreads for California GO bonds in general tightened to 10 basis points - 20 basis points. "Cushion securities" -- higher-coupon, defensively structured bonds that are popular when the market is anticipating higher rates -- were spread even tighter.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, the Common Stock of MuniHoldings California Insured Fund, Inc. had net annualized yields of 6.13% and 6.63%, based on a period-end per share net asset value of $15.35 and a per share market price of $14.19, respectively, and $.474 per share income dividends. Over the same period, the total


4       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004
investment return on the Fund's Common Stock was +7.68%, based on a change in per share net asset value from $14.73 to $15.35, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, modestly trailed that of its comparable Lipper category of California Insured Municipal Debt Funds, which had an average return of +7.84% for the six-month period. (Funds in this Lipper category invest primarily in securities that are exempt from taxation in California, and are insured as to timely payment). Impacting relative results was the Fund's below-average duration -- or sensitivity to changes in interest rates. We maintained portfolio duration at a relatively low level to reduce volatility and protect the Fund's net asset value in anticipation of rising interest rates. However, as rates fell over the past six months, our shorter-than-average duration hindered total-return performance somewhat. Nevertheless, the Fund maintained an attractive yield throughout the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued to focus on generating a high level of tax-exempt income and maintaining a high credit-quality portfolio, with 94% of net assets invested in insured AAA-rated securities at period-end. Throughout the period, we kept the Fund essentially fully invested, with cash reserves of less than 2% of net assets. We viewed the performance penalty associated with keeping assets in short-term cash equivalents yielding just near 1.5% as far too severe. Our fully invested stance allowed us to meet our monthly distribution requirements while also increasing the Fund's undistributed net income reserve.

Given our concern about future interest rate volatility, we sought to protect the Fund's net asset value by maintaining duration below the industry average. We also believe this positions the Fund for relative outperformance once long-term bond yields begin to follow short-term rates higher. We made no significant structural changes to the portfolio during the period, continuing to emphasize bonds with above-average coupon income. However, we did make some selective bond swaps in an effort to improve book yields, call features and liquidity in the portfolio.

For the six months ended December 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 1.01%; Series B, 1.16%; Series C, 1.15%; Series D, 1.06%; and Series E, 1.11%. These still attractive funding levels, in combination with the steep municipal yield curve, continued to provide a significant income benefit to the Fund's Common Stock shareholders from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.46% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

Despite recent improvements in bond prices, we continue to believe the Fund's emphasis on protecting net asset value is appropriate. We are not looking to chase the current market rally by purchasing more interest rate-sensitive securities. Instead, our approach has been, and for the foreseeable future will continue to be, to maintain the portfolio's high credit quality. With tighter credit spreads making lower-rated bonds more expensive on a relative basis, we believe this is not the time to be reaching for yield in lower-rated securities, particularly given their inherently higher risk. Finally, we have maintained the Fund's defensive positioning to limit the negative price impact associated with rising interest rates.

Walter C. O'Connor, CFA
Vice President and Portfolio Manager

January 10, 2005


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004      5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
California--153.8%
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 1,000     ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's
                                      Hospital Medical Center), 6% due 12/01/2029 (a)                                     $   1,127
                          ---------------------------------------------------------------------------------------------------------
                            3,345     ABC California Unified School District, GO, Series A, 5.625% due 8/01/2020 (f)(j)       3,645
                          ---------------------------------------------------------------------------------------------------------
                            4,000     Acalanes, California, Unified High School District, GO, 5.80% due 8/01/2007 (f)(i)      4,400
                          ---------------------------------------------------------------------------------------------------------
                            2,250     Alameda, California, GO, 5% due 8/01/2027 (b)                                           2,344
                          ---------------------------------------------------------------------------------------------------------
                                      Alameda County, California, COP (b):
                           12,380          (Financing Project), 6% due 9/01/2006 (i)                                         13,357
                            2,585          RIB, Series 410, 9.71% due 9/01/2021 (g)                                           2,993
                          ---------------------------------------------------------------------------------------------------------
                           11,000     Anaheim, California, Public Financing Authority, Electric System Distribution
                                      Facilities Revenue Bonds, Series A, 5% due 10/01/2031 (f)                              11,269
                          ---------------------------------------------------------------------------------------------------------
                            4,535     Bakersfield, California, COP, Refunding (Convention Center Expansion Project),
                                      5.875% due 4/01/2022 (b)                                                                4,891
                          ---------------------------------------------------------------------------------------------------------
                            3,885     Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)                            4,161
                          ---------------------------------------------------------------------------------------------------------
                                      Berkeley, California, Unified School District, GO, Series I (f):
                            1,000          5.75% due 8/01/2019                                                                1,113
                            1,000          5.75% due 8/01/2020                                                                1,106
                            4,520          5.875% due 8/01/2024                                                               5,018
                          ---------------------------------------------------------------------------------------------------------
                            2,925     Cajon Valley, California, Union School District, GO, Series B, 5.50%
                                      due 8/01/2027 (b)                                                                       3,201
                          ---------------------------------------------------------------------------------------------------------
                            2,180     California Community College Financing Authority, Lease Revenue Bonds
                                      (Grossmont-Palomar-Shasta), Series A, 5.625% due 4/01/2026 (b)                          2,417
                          ---------------------------------------------------------------------------------------------------------
                                      California Educational Facilities Authority Revenue Refunding Bonds (Occidental
                                      College) (b):
                            5,815          5.625% due 10/01/2017                                                              6,400
                            5,000          5.70% due 10/01/2027                                                               5,457
                          ---------------------------------------------------------------------------------------------------------
                              975     California HFA, Home Mortgage Revenue Bonds, Series D, 5.85% due 8/01/2017              1,033
                          ---------------------------------------------------------------------------------------------------------
                                      California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (b):
                              800          Series A-1, 6% due 8/01/2020                                                         836
                            1,220          Series C-2, 5.625% due 8/01/2020 (d)                                               1,272
                          ---------------------------------------------------------------------------------------------------------
                            9,250     California Health Facilities Financing Authority Revenue Bonds (Kaiser
                                      Permanente), Series A, 5.50% due 6/01/2022 (f)(j)                                      10,131
                          ---------------------------------------------------------------------------------------------------------
                                      California Health Facilities Financing Authority Revenue Refunding Bonds:
                            1,500          (Adventist Hospital), VRDN, Series A, 1.94% due 9/01/2028 (b)(h)                   1,500
                            1,700          (Adventist Hospital), VRDN, Series B, 1.94% due 9/01/2028 (b)(h)                   1,700
                            2,500          (Catholic Healthcare West), Series A, 6% due 7/01/2025 (b)                         2,669
                            4,500          (Children's Hospital), 5.375% due 7/01/2020 (b)                                    4,742
                            3,950          (De Las Companas), Series A, 5.75% due 7/01/2015 (a)                               4,096
                            3,300          (Sutter/Catholic Healthcare System), VRDN, Series B, 1.91%
                                           due 7/01/2012 (a)(h)                                                               3,300
                          ---------------------------------------------------------------------------------------------------------
                            1,900     California Infrastructure and Economic Development Bank Revenue Bonds (Los
                                      Angeles County Department of Public Social Services), 5.75% due 9/01/2023 (a)           2,161
                          ---------------------------------------------------------------------------------------------------------
                            5,000     California State Department of Veteran Affairs, Home Purpose Revenue Refunding
                                      Bonds, Series C, 6.15% due 12/01/2027                                                   5,116

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


6       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                            Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                      California State Department of Water Resources, Power Supply Revenue Bonds:
                          $ 6,000          Series A, 5.75% due 5/01/2017                                                  $   6,751
                              750          VRDN, Series C-3, 1.98% due 5/01/2022 (a)(h)                                         750
                          ---------------------------------------------------------------------------------------------------------
                            6,400     California State Department of Water Resources Revenue Bonds (Central Valley
                                      Project), 5.25% due 7/01/2022                                                           6,408
                          ---------------------------------------------------------------------------------------------------------
                            2,000     California State, GO, 5.50% due 6/01/2025 (c)                                           2,164
                          ---------------------------------------------------------------------------------------------------------
                                      California State, GO, Refunding:
                            3,175          5.75% due 12/01/2029                                                               3,488
                            7,000          RIB, AMT, Series 777X, 8.42% due 12/01/2021 (b)(g)                                 7,387
                            4,130          Veterans, AMT, Series B, 5.45% due 12/01/2017 (b)                                  4,208
                          ---------------------------------------------------------------------------------------------------------
                           20,000     California State Public Works Board, Lease Revenue Bonds (Various University of
                                      California Projects), Series C, 5.125% due 9/01/2022 (a)                               21,391
                          ---------------------------------------------------------------------------------------------------------
                                      California State Public Works Board, Lease Revenue Refunding Bonds:
                            5,025          (California State University), Series A, 5.50% due 10/01/2014 (b)                  5,394
                            8,750          (Department of Corrections), Series B, 5.625% due 11/01/2019 (b)                   9,417
                            2,625          (Various Community College Projects), Series B, 5.625% due 3/01/2019 (a)           2,774
                          ---------------------------------------------------------------------------------------------------------
                            7,050     California State, Various Purpose, GO, 5.50% due 11/01/2033                             7,527
                          ---------------------------------------------------------------------------------------------------------
                                      California Statewide Communities Development Authority, COP:
                            9,500          Refunding (Huntington Memorial Hospital), 5.80% due 7/01/2026 (e)                 10,101
                            5,000          (Sutter Health Obligation Group), 6% due 8/15/2025 (b)                             5,204
                          ---------------------------------------------------------------------------------------------------------
                            4,915     California Statewide Communities Development Authority, Health Facility Revenue
                                      Bonds (Memorial Health Services), Series A, 6% due 10/01/2023                           5,331
                          ---------------------------------------------------------------------------------------------------------
                            1,090     California Statewide Communities Development Authority Revenue Bonds (Los Angeles
                                      Orthopaedic Hospital Foundation), 5.50% due 6/01/2019 (a)                               1,171
                          ---------------------------------------------------------------------------------------------------------
                            1,640     Campbell, California, Unified High School District, GO, 5.70% due 8/01/2025 (f)         1,825
                          ---------------------------------------------------------------------------------------------------------
                                      Capistrano, California, Unified Public Financing Authority, Special Tax Revenue
                                      Refunding Bonds, First Lien, Series A (a):
                           16,770          5.70% due 9/01/2016                                                               17,995
                           10,640          5.70% due 9/01/2020                                                               11,406
                          ---------------------------------------------------------------------------------------------------------
                            8,705     Castaic Lake, California, Water Agency Revenue Bonds, COP (Water System
                                      Improvement Project), 5.50% due 8/01/2023 (a)                                           9,595
                          ---------------------------------------------------------------------------------------------------------
                            6,810     Chaffey, California, Unified High School District, GO, Series B, 5.375%
                                      due 8/01/2022 (c)                                                                       7,500
                          ---------------------------------------------------------------------------------------------------------
                                      Chino, California, Unified School District, COP, Refunding (f):
                            1,695          6.125% due 9/01/2005 (i)                                                           1,775
                            5,300          6.125% due 9/01/2026                                                               5,532
                          ---------------------------------------------------------------------------------------------------------
                            2,500     Colton, California, Joint Unified School District, GO, Series A, 5.375%
                                      due 8/01/2026 (c)                                                                       2,720
                          ---------------------------------------------------------------------------------------------------------
                            4,675     Commerce, California, Joint Powers Financing Authority Revenue Bonds
                                      (Redevelopment Projects), Series A, 5% due 8/01/2028 (k)                                4,741
                          ---------------------------------------------------------------------------------------------------------
                            7,800     Contra Costa, California, Community College District, GO (Election of 2002), 5%
                                      due 8/01/2028 (b)                                                                       8,088
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Contra Costa, California, Water District, Water Revenue Bonds, Series G, 5%
                                      due 10/01/2024 (b)                                                                      5,060
                          ---------------------------------------------------------------------------------------------------------
                                      Contra Costa County, California, COP, Refunding:
                            4,570          (Capital Projects Program), 5.25% due 2/01/2021 (a)                                4,861
                            6,000          DRIVERS, Series 154, 8.465% due 11/01/2017 (b)(g)                                  7,102
                            2,000          (Merrithew Memorial Hospital Project), 5.50% due 11/01/2022 (b)                    2,171
                          ---------------------------------------------------------------------------------------------------------
                            8,500     Corona, California, COP (Clearwater Cogeneration Project), 5% due 9/01/2028 (b)         8,728
                          ---------------------------------------------------------------------------------------------------------
                            2,395     Covina-Valley, California, Unified School District, GO, Refunding, Series A,
                                      5.50% due 8/01/2026 (f)                                                                 2,639


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004      7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 3,750     Culver City, California, Redevelopment Finance Authority, Revenue Refunding
                                      Bonds, Tax Allocation, Series A, 5.60% due 11/01/2025 (f)                           $   4,155
                          ---------------------------------------------------------------------------------------------------------
                            1,870     Davis, California, Joint Unified School District, Community Facilities District,
                                      Special Tax Refunding Bonds, Number 1, 5.50% due 8/15/2021 (b)                          1,972
                          ---------------------------------------------------------------------------------------------------------
                            7,500     Desert Sands, California, Unified School District, GO (Election of 2001), 5%
                                      due 6/01/2029 (f)                                                                       7,756
                          ---------------------------------------------------------------------------------------------------------
                                      East Side Union High School District, California, Santa Clara County, GO,
                                      Series E (c)(j):
                            6,205          5% due 9/01/2022                                                                   6,465
                            5,655          5% due 9/01/2023                                                                   5,892
                          ---------------------------------------------------------------------------------------------------------
                            7,000     El Dorado County, California, Public Agency Financing Authority, Revenue
                                      Refunding Bonds, 5.50% due 2/15/2021 (c)                                                7,359
                          ---------------------------------------------------------------------------------------------------------
                                      Escondido, California, COP, Refunding:
                            1,000          Series A, 5.75% due 9/01/2024 (c)                                                  1,127
                            5,000          (Wastewater Project), 5.70% due 9/01/2006 (a)(i)                                   5,335
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                      (Southwest Industrial Park Project), 5% due 9/01/2022 (b)                               5,290
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Foothill-De Anza, California, Community College District, GO, Refunding, 5%
                                      due 8/01/2030 (c)                                                                       5,133
                          ---------------------------------------------------------------------------------------------------------
                            4,455     Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50% due 7/01/2020 (f)       4,754
                          ---------------------------------------------------------------------------------------------------------
                            4,040     Garden Grove, California, COP (Financing Project), Series A, 5.50%
                                      due 3/01/2026 (a)                                                                       4,419
                          ---------------------------------------------------------------------------------------------------------
                            5,200     Glendale, California, Unified School District, GO, Series B, 5.125%
                                      due 9/01/2023 (f)                                                                       5,566
                          ---------------------------------------------------------------------------------------------------------
                                      Hacienda La Puente, California, Unified School District, GO, Series A (b):
                            1,700          5.50% due 8/01/2020                                                                1,888
                            1,500          5.25% due 8/01/2025                                                                1,615
                          ---------------------------------------------------------------------------------------------------------
                            4,565     Hemet, California, Unified School District, GO, Series A, 5.375% due 8/01/2026 (b)      4,947
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Huntington Beach, California, Union High School District, GO (Election of 2004),
                                      5% due 8/01/2029 (f)                                                                    5,173
                          ---------------------------------------------------------------------------------------------------------
                            9,205     Industry, California, Urban Development Agency, Tax Allocation Refunding Bonds
                                      (Civic-Recreational-Industrial Redevelopment Project No. 1), 5.50%
                                      due 5/01/2020 (b)                                                                       9,879
                          ---------------------------------------------------------------------------------------------------------
                            1,700     Inglewood, California, Unified School District, GO, Series A, 5.60%
                                      due 10/01/2024 (c)                                                                      1,887
                          ---------------------------------------------------------------------------------------------------------
                            2,300     Irvine, California, Unified School District, Special Tax (Community Facilities
                                      District Number 86-1), 5.375% due 11/01/2020 (a)                                        2,523
                          ---------------------------------------------------------------------------------------------------------
                            4,665     Irvine, California, Unified School District, Special Tax Refunding Bonds
                                      (Community Facilities District Number 86-1), 5.80% due 11/01/2020 (a)                   5,147
                          ---------------------------------------------------------------------------------------------------------
                            2,500     La Quinta, California, Financing Authority, Local Agency Revenue Bonds, Series A,
                                      5.25% due 9/01/2024 (a)                                                                 2,705
                          ---------------------------------------------------------------------------------------------------------
                            7,500     La Quinta, California, Redevelopment Agency, Housing Tax Allocation Bonds
                                      (Redevelopment Project Areas Number 1 & 2), 6% due 9/01/2005 (b)(i)                     7,822
                          ---------------------------------------------------------------------------------------------------------
                            4,000     Long Beach, California, Bond Finance Authority, Lease Revenue Bonds (Rainbow
                                      Harbor Refinancing Project), Series A, 5.25% due 5/01/2024 (a)                          4,314
                          ---------------------------------------------------------------------------------------------------------
                            3,740     Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due 5/15/2020 (b)             3,847
                          ---------------------------------------------------------------------------------------------------------
                           10,650     Los Altos, California, School District GO, Series A, 5% due 8/01/2023 (f)              11,065


8       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          $12,265     Los Angeles, California, Community College District, GO, Series A, 5.50%
                                      due 8/01/2020 (b)                                                                   $  13,719
                          ---------------------------------------------------------------------------------------------------------
                           10,000     Los Angeles, California, Community Redevelopment Agency, Community Redevelopment
                                      Financing Authority Revenue Bonds (Bunker Hill Project), Series A, 5%
                                      due 12/01/2027 (f)                                                                     10,380
                          ---------------------------------------------------------------------------------------------------------
                                      Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                                      Refunding Bonds:
                              490          5.875% due 2/15/2005 (i)                                                             497
                            1,030          RIB, Series 370, 9.71% due 2/15/2024 (g)                                           1,061
                          ---------------------------------------------------------------------------------------------------------
                            2,000     Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B, 5.375%
                                      due 11/01/2023                                                                          2,090
                          ---------------------------------------------------------------------------------------------------------
                              350     Los Angeles, California, M/F Housing Revenue Refunding Bonds, Senior Series G,
                                      5.65% due 1/01/2014 (f)                                                                   356
                          ---------------------------------------------------------------------------------------------------------
                            3,175     Los Angeles, California, Unified School District, GO (Election of 2004),
                                      Series C, 5% due 7/01/2029                                                              3,297
                          ---------------------------------------------------------------------------------------------------------
                            7,450     Los Angeles, California, Wastewater System Revenue Refunding Bonds, Series A, 5%
                                      due 6/01/2032 (f)                                                                       7,654
                          ---------------------------------------------------------------------------------------------------------
                            3,750     Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                                      Revenue Refunding Bonds, Proposition C, Second Tier Senior Series A, 5.25%
                                      due 7/01/2030 (c)                                                                       3,951
                          ---------------------------------------------------------------------------------------------------------
                            2,735     Los Gatos, California, Unified School District, GO (Election 2001), Series B, 5%
                                      due 8/01/2030 (f)                                                                       2,816
                          ---------------------------------------------------------------------------------------------------------
                            1,890     Los Rios, California, Community College District, GO (Election of 2002),
                                      Series B, 5% due 8/01/2027 (b)                                                          1,969
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Menlo Park, California, Community Development Agency, Tax Allocation (Las Pulgas
                                      Community Development Project), 5.50% due 6/01/2025 (a)                                 5,502
                          ---------------------------------------------------------------------------------------------------------
                            9,000     Metropolitan Water District of Southern California, Waterworks Revenue Bonds,
                                      Series B-1, 5% due 10/01/2033 (c)                                                       9,250
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Modesto, California, Schools Infrastructure Financing Agency, Special Tax Bonds,
                                      5% due 9/01/2029 (a)                                                                    5,162
                          ---------------------------------------------------------------------------------------------------------
                            3,500     Mojave, California, Water Agency, GO, Refunding (Improvement District--Morongo
                                      Basin), 5.80% due 9/01/2022 (c)                                                         3,761
                          ---------------------------------------------------------------------------------------------------------
                            2,000     Montebello, California, Community Redevelopment Agency, Housing Tax Allocation
                                      Bonds, Series A, 5.45% due 9/01/2019 (f)                                                2,183
                          ---------------------------------------------------------------------------------------------------------
                            4,150     Moorpark, California, Redevelopment Agency, Tax Allocation Bonds (Moorpark
                                      Redevelopment Project), 5.125% due 10/01/2031 (a)                                       4,306
                          ---------------------------------------------------------------------------------------------------------
                            2,315     Morgan Hill, California, Unified School District, GO, 5.75% due 8/01/2019 (c)           2,620
                          ---------------------------------------------------------------------------------------------------------
                            3,730     Mount San Antonio, California, Community College District, GO, Series A, 5.375%
                                      due 5/01/2022 (c)                                                                       4,105
                          ---------------------------------------------------------------------------------------------------------
                           16,000     Norco, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Norco
                                      Redevelopment Project--Area Number 1), 5.75% due 3/01/2026 (b)                         16,880
                          ---------------------------------------------------------------------------------------------------------
                            2,140     North City West, California, School Facilities Financing Authority, Special Tax
                                      Refunding Bonds, Series B, 6% due 9/01/2019 (f)                                         2,308
                          ---------------------------------------------------------------------------------------------------------
                            3,275     Northern California Power Agency, Public Power Revenue Refunding Bonds
                                      (Hydroelectric Project Number One), Series A, 5.125% due 7/01/2023 (b)                  3,471
                          ---------------------------------------------------------------------------------------------------------
                            9,995     Oakland, California, Alameda County Unified School District, GO, Refunding,
                                      Series C, 5.50% due 8/01/2019 (c)                                                      10,283
                          ---------------------------------------------------------------------------------------------------------
                                      Oakland, California, Alameda County Unified School District, GO, Series F (b):
                            3,705          5.625% due 8/01/2020                                                               4,107
                            5,245          5.625% due 8/01/2021                                                               5,814
                            6,000          5.50% due 8/01/2024                                                                6,613
                          ---------------------------------------------------------------------------------------------------------
                                      Oakland, California, GO:
                            2,500          Measure 1, 5.85% due 12/15/2022 (c)                                                2,712
                            1,300          Measure K, Series C, 5.80% due 12/15/2018 (b)                                      1,409


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 7,105     Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds
                                      (Oakland Administration Buildings), 5.75% due 8/01/2006 (a)(i)                      $   7,645
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Orange County, California, Sanitation District, COP, 5% due 2/01/2033 (c)               5,112
                          ---------------------------------------------------------------------------------------------------------
                            3,300     Orange County, California, Water District Revenue Bonds, COP, Series B, 5%
                                      due 8/15/2034 (b)                                                                       3,374
                          ---------------------------------------------------------------------------------------------------------
                           10,000     Oxnard, California, Financing Authority, Wastewater Revenue Bonds (Redwood Trunk
                                      Sewer and Headworks Projects), Series A, 5.25% due 6/01/2034 (c)                       10,591
                          ---------------------------------------------------------------------------------------------------------
                            6,475     Palm Desert, California, Financing Authority, Tax Allocation Revenue Bonds
                                      (Project Area Number 2), 5% due 8/01/2033 (b)                                           6,646
                          ---------------------------------------------------------------------------------------------------------
                            5,750     Palm Desert, California, Financing Authority, Tax Allocation Revenue Refunding
                                      Bonds (Project Area Number 1), 5.45% due 4/01/2018 (b)                                  6,214
                          ---------------------------------------------------------------------------------------------------------
                            1,000     Palm Springs, California, COP, Refunding (Multiple Capital Facilities Project),
                                      5.75% due 4/01/2017 (a)                                                                 1,088
                          ---------------------------------------------------------------------------------------------------------
                            1,600     Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds
                                      (Convention Center Project), Series A, 5.50% due 11/01/2035 (b)                         1,757
                          ---------------------------------------------------------------------------------------------------------
                            4,000     Pittsburg, California, Public Financing Authority, Water Revenue Bonds, 5.50%
                                      due 6/01/2027 (b)                                                                       4,300
                          ---------------------------------------------------------------------------------------------------------
                                      Pleasanton, California, Unified School District, GO (i):
                            2,700          Series D, 5.375% due 8/01/2007 (b)                                                 2,941
                            9,100          Series E, 5.50% due 8/01/2008 (c)                                                 10,201
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Port Oakland, California, Port Revenue Refunding Bonds, Series I, 5.40%
                                      due 11/01/2017 (b)                                                                      5,478
                          ---------------------------------------------------------------------------------------------------------
                                      Port Oakland, California, Revenue Bonds, AMT, Series K (c):
                            3,500          5.75% due 11/01/2014                                                               3,861
                           17,120          5.75% due 11/01/2029                                                              18,549
                          ---------------------------------------------------------------------------------------------------------
                           25,355     Port Oakland, California, Revenue Refunding Bonds, AMT, Series L, 5.375%
                                      due 11/01/2027 (c)                                                                     26,545
                          ---------------------------------------------------------------------------------------------------------
                            2,205     Richmond, California, Joint Powers Financing Authority, Tax Allocation Revenue
                                      Bonds, Series A, 5.50% due 9/01/2018 (b)                                                2,451
                          ---------------------------------------------------------------------------------------------------------
                            3,000     Riverside, California, COP, 5% due 9/01/2028 (a)                                        3,089
                          ---------------------------------------------------------------------------------------------------------
                            5,475     Riverside County, California, Public Financing Authority, Tax Allocation Revenue
                                      Bonds (Redevelopment Projects), 5% due 10/01/2035 (l)                                   5,587
                          ---------------------------------------------------------------------------------------------------------
                           10,825     Sacramento, California, Municipal Utility District, Electric Revenue Refunding
                                      Bonds, Series L, 5.125% due 7/01/2022 (b)                                              11,546
                          ---------------------------------------------------------------------------------------------------------
                            3,500     Sacramento, California, Power Authority Revenue Bonds (Cogeneration Project),
                                      5.875% due 7/01/2015 (b)                                                                3,740
                          ---------------------------------------------------------------------------------------------------------
                            1,700     Sacramento County, California, Airport System Revenue Bonds, Series A, 5.25%
                                      due 7/01/2017 (f)                                                                       1,855
                          ---------------------------------------------------------------------------------------------------------
                            3,715     Sacramento County, California, Sanitation District Financing Authority, Revenue
                                      Refunding Bonds, 5% due 12/01/2027 (a)                                                  3,826
                          ---------------------------------------------------------------------------------------------------------
                            4,115     Saddleback Valley, California, Unified School District, GO, 5% due 8/01/2029 (f)        4,257
                          ---------------------------------------------------------------------------------------------------------
                            5,440     San Bernardino, California, Joint Powers Financing Authority, Lease Revenue
                                      Bonds (Department of Transportation Lease), Series A, 5.50% due 12/01/2020 (b)          5,686
                          ---------------------------------------------------------------------------------------------------------
                            5,000     San Bernardino, California, Joint Powers Financing Authority, Tax Allocation
                                      Revenue Refunding Bonds, Series A, 5.75% due 10/01/2025 (f)                             5,214
                          ---------------------------------------------------------------------------------------------------------
                            1,480     San Bernardino County, California, COP, Refunding (Medical Center Financing
                                      Project), 5.50% due 8/01/2019 (b)                                                       1,513
                          ---------------------------------------------------------------------------------------------------------
                            5,055     San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                                      Bonds, Series A, 5.25% due 5/15/2027 (c)                                                5,315
                          ---------------------------------------------------------------------------------------------------------
                                      San Diego, California, Unified School District, GO (Election of 1998) (f):
                            4,865          Series E, 5% due 7/01/2028                                                         5,028
                            6,480          Series F, 5% due 7/01/2028                                                         6,718


10      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
California (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 2,075     San Francisco, California, Bay Area Rapid Transit District, Revenue Refunding
                                      Bonds (BART SFO Extension), Series A, 4.875% due 6/15/2009 (a)                      $   2,080
                          ---------------------------------------------------------------------------------------------------------
                            6,795     San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue
                                      Bonds, 5.50% due 7/01/2026 (c)                                                          7,381
                          ---------------------------------------------------------------------------------------------------------
                                      San Francisco, California, City and County Airport Commission, International
                                      Airport Revenue Bonds, AMT, Second Series:
                            5,830          Issue 10A, 5.50% due 5/01/2013 (b)                                                 6,153
                            5,750          Issue 12A, 5.80% due 5/01/2021 (c)                                                 6,002
                            6,430          Issue 24A, 5.50% due 5/01/2024 (f)                                                 6,788
                          ---------------------------------------------------------------------------------------------------------
                            8,900     San Francisco, California, State Building Authority, Lease Revenue Bonds (San
                                      Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (a)                     9,459
                          ---------------------------------------------------------------------------------------------------------
                            2,000     San Jose-Santa Clara, California, Water Financing Authority, Sewer Revenue Bonds,
                                      Series A, 5.375% due 11/15/2020 (c)                                                     2,063
                          ---------------------------------------------------------------------------------------------------------
                                      San Juan, California, Unified School District, GO:
                            3,955          5.625% due 8/01/2018 (c)                                                           4,451
                            3,830          5.625% due 8/01/2019 (c)                                                           4,310
                            4,250          (Election of 2002), 5% due 8/01/2028 (b)                                           4,394
                          ---------------------------------------------------------------------------------------------------------
                            2,300     San Mateo County, California, Community College District, COP, 5%
                                      due 10/01/2029 (b)                                                                      2,370
                          ---------------------------------------------------------------------------------------------------------
                            5,000     San Mateo-Foster City, California, School District, GO, 5.30% due 8/01/2029 (c)         5,306
                          ---------------------------------------------------------------------------------------------------------
                           14,000     Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds (Bayshore
                                      North Project), Series A, 5.50% due 6/01/2023 (a)                                      15,389
                          ---------------------------------------------------------------------------------------------------------
                            6,050     Santa Clara, California, Subordinated Electric Revenue Bonds, Series A, 5%
                                      due 7/01/2028 (b)                                                                       6,253
                          ---------------------------------------------------------------------------------------------------------
                            9,750     Santa Clara County, California, Financing Authority, Lease Revenue Refunding
                                      Bonds, Series A, 5% due 11/15/2022 (a)                                                 10,319
                          ---------------------------------------------------------------------------------------------------------
                            9,000     Santa Fe Springs, California, Community Development, Commission Tax Allocation
                                      Refunding Bonds (Consolidated Redevelopment Project), Series A, 5%
                                      due 9/01/2022 (b)                                                                       9,521
                          ---------------------------------------------------------------------------------------------------------
                            5,110     Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds (Earthquake
                                      Recovery Redevelopment Project), 6% due 7/01/2029 (a)                                   5,713
                          ---------------------------------------------------------------------------------------------------------
                            2,855     Santa Rosa, California, High School District, GO (Election of 2002), 5%
                                      due 8/01/2028 (b)                                                                       2,951
                          ---------------------------------------------------------------------------------------------------------
                            5,000     Southern California Public Power Authority, Power Project Revenue Bonds (Magnolia
                                      Power Project), Series A-1, 5% due 7/01/2033 (a)                                        5,132
                          ---------------------------------------------------------------------------------------------------------
                            6,590     Stanislaus, California, Waste-to-Energy Financing Agency, Solid Waste Facility
                                      Revenue Refunding Bonds (Ogden Martin System Inc. Project), VRDN, 2%
                                      due 1/01/2010 (b)(h)                                                                    6,590
                          ---------------------------------------------------------------------------------------------------------
                           13,250     Tracy, California, Area Public Facilities Financing Agency, Special Tax Refunding
                                      Bonds (Community Facilities District Number 87-1), Series H, 5.875%
                                      due 10/01/2019 (b)                                                                     14,283
                          ---------------------------------------------------------------------------------------------------------
                            6,655     Turlock, California, Public Finance Authority, Sewer Revenue Bonds, Series A, 5%
                                      due 9/15/2033 (c)                                                                       6,839
                          ---------------------------------------------------------------------------------------------------------
                            7,475     University of California, COP, Series A, 5.25% due 11/01/2024 (a)                       7,995
                          ---------------------------------------------------------------------------------------------------------
                            9,875     University of California, Hospital Revenue Bonds (University of California
                                      Medical Center), 5.75% due 7/01/2006 (a)(i)                                            10,497
                          ---------------------------------------------------------------------------------------------------------
                            1,410     University of California Revenue Bonds, Series K, 5.25% due 9/01/2024 (c)               1,522
                          ---------------------------------------------------------------------------------------------------------
                           16,000     University of California, Revenue Refunding Bonds (Multiple Purpose Projects),
                                      Series E, 5.125% due 9/01/2020 (b)                                                     16,966
                          ---------------------------------------------------------------------------------------------------------
                                      Vista, California, Unified School District, GO:
                           10,000          Series A, 5.25% due 8/01/2025 (f)                                                 10,748
                            2,550          Series B, 5% due 8/01/2028 (c)                                                     2,636
                          ---------------------------------------------------------------------------------------------------------
                            6,690     West Contra Costa, California, Unified School District, GO, Series B, 5%
                                      due 8/01/2032 (f)                                                                       6,857


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004     11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                             Face
                           Amount     Municipal Bonds                                                                       Value
===================================================================================================================================
Puerto Rico--4.3%
-----------------------------------------------------------------------------------------------------------------------------------
                          $ 5,825     Puerto Rico Commonwealth, GO, Public Improvement, 5.75% due 7/01/2010 (b)(i)        $   6,613
                          ---------------------------------------------------------------------------------------------------------
                            7,670     Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                                      Revenue Bonds, Series B, 6% due 7/01/2005 (i)                                           7,899
                          ---------------------------------------------------------------------------------------------------------
                           11,215     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series HH, 5.30%
                                      due 7/01/2020 (f)                                                                      12,284
                          ---------------------------------------------------------------------------------------------------------
                                      Total Municipal Bonds (Cost--$922,087)--158.1%                                        986,861
                          =========================================================================================================

                           Shares
                             Held     Short-Term Securities
                          =========================================================================================================
                              165     CMA California Municipal Money Fund *                                                     165
                          ---------------------------------------------------------------------------------------------------------
                                      Total Short-Term Securities (Cost--$165)--0.0%                                            165
                          =========================================================================================================
                          Total Investments (Cost--$922,252**)--158.1%                                                      987,026

                          Other Assets Less Liabilities--4.4%                                                                27,152

                          Preferred Stock, at Redemption Value--(62.5%)                                                    (390,040)
                                                                                                                          ---------
                          Net Assets Applicable to Common Stock--100.0%                                                   $ 624,138
                                                                                                                          =========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Prerefunded.
(j)   Escrowed to maturity.
(k)   Radian Insured.
(l)   XL Capital Insured.
* Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                   129           $35
      --------------------------------------------------------------------------

** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .........................................        $ 921,807
                                                                      =========
      Gross unrealized appreciation ..........................        $  65,261
      Gross unrealized depreciation ..........................              (42)
                                                                      ---------
      Net unrealized appreciation ............................        $  65,219
                                                                      =========
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

Statement of Net Assets

As of December 31, 2004
=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$922,086,426) ..............................................                          $ 986,860,855
                       Investments in affiliated securities, at value (identified
                        cost--$165,336) ..................................................                                165,336
                       Cash ..............................................................                                 61,398
                       Receivables:
                          Interest .......................................................      $  15,752,490
                          Securities sold ................................................         12,214,965
                          Dividends from affiliates ......................................                  6          27,967,461
                                                                                                -------------
                       Prepaid expenses and other assets .................................                                 38,851
                                                                                                                    -------------
                       Total assets ......................................................                          1,015,093,901
                                                                                                                    -------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Investment adviser .............................................            501,261
                          Dividends to Common Stock shareholders .........................            280,100
                          Other affiliates ...............................................              5,406             786,767
                                                                                                -------------
                       Accrued expenses ..................................................                                128,864
                                                                                                                    -------------
                       Total liabilities .................................................                                915,631
                                                                                                                    -------------
=================================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per share
                        (1,920 Class A Shares, 3,880 Class B Shares, 3,200 Class C Shares,
                        2,960 Class D Shares and 3,640 Class E Shares of AMPS* authorized, issued and outstanding at $25,000 per share liquidation
                        preference) ......................................................                            390,040,348
                                                                                                                    -------------
=================================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .............................                          $ 624,137,922
                                                                                                                    =============
=================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (40,657,301 shares issued
                        and outstanding) .................................................                          $   4,065,730
                       Paid-in capital in excess of par ..................................                            599,718,612
                       Undistributed investment income--net ..............................      $  10,477,871
                       Accumulated realized capital losses--net ..........................        (54,898,720)
                       Unrealized appreciation--net ......................................         64,774,429
                                                                                                -------------
                       Total accumulated earnings--net ...................................                             20,353,580
                                                                                                                    -------------
                       Total--Equivalent to $15.35 net asset value per share of Common
                        Stock (market price--$14.19) .....................................                          $ 624,137,922
                                                                                                                    =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004     13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended December 31, 2004
=================================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                          $  25,649,903
                       Dividends from affiliates .........................................                                 34,817
                                                                                                                    -------------
                       Total income ......................................................                             25,684,720
                                                                                                                    -------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................      $   2,827,845
                       Commission fees ...................................................            490,480
                       Accounting services ...............................................            139,756
                       Transfer agent fees ...............................................             45,637
                       Professional fees .................................................             30,739
                       Custodian fees ....................................................             24,793
                       Printing and shareholder reports ..................................             22,499
                       Directors' fees and expenses ......................................             17,955
                       Listing fees ......................................................             15,518
                       Pricing fees ......................................................             13,584
                       Other .............................................................             26,467
                                                                                                -------------
                       Total expenses before waiver and reimbursement ....................          3,655,273
                       Waiver and reimbursement of expenses ..............................           (206,817)
                                                                                                -------------
                       Total expenses after waiver and reimbursement .....................                              3,448,456
                                                                                                                    -------------
                       Investment income--net ............................................                             22,236,264
                                                                                                                    -------------
=================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................          2,649,903
                          Financial futures contracts--net ...............................         (2,122,419)            527,484
                                                                                                -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................         23,830,797
                          Financial futures contracts--net ...............................            122,344          23,953,141
                                                                                                ---------------------------------
                       Total realized and unrealized gain--net ...........................                             24,480,625
                                                                                                                    -------------
=================================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................                             (2,215,277)
                                                                                                                    -------------
                       Net Increase in Net Assets Resulting from Operations ..............                          $  44,501,612
                                                                                                                    =============

                       See Notes to Financial Statements.


14      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

Statements of Changes in Net Assets

                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                 December 31,         June 30,
Increase (Decrease) in Net Assets:                                                                   2004               2004
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................      $  22,236,264       $  42,628,497
                       Realized gain (loss)--net .........................................            527,484            (811,121)
                       Change in unrealized appreciation/depreciation--net ...............         23,953,141         (33,198,262)
                       Dividends to Preferred Stock shareholders .........................         (2,215,277)         (3,307,999)
                                                                                                ---------------------------------
                       Net increase in net assets resulting from operations ..............         44,501,612           5,311,115
                                                                                                ---------------------------------
=================================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................        (19,271,560)        (37,973,919)
                                                                                                ---------------------------------
                       Net decrease in net assets resulting from dividends to Common Stock
                        shareholders .....................................................        (19,271,560)        (37,973,919)
                                                                                                ---------------------------------
=================================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common Stock          25,230,052         (32,662,804)
                       Beginning of period ...............................................        598,907,870         631,570,674
                                                                                                ---------------------------------
                       End of period* ....................................................      $ 624,137,922       $ 598,907,870
                                                                                                =================================
                          * Undistributed investment income--net .........................      $  10,477,871       $   9,728,444
                                                                                                =================================

                            See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004     15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended            For the Year Ended June 30,
                                                                 December 31,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004         2004         2003         2002         2001
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .    $  14.73       $  15.53     $  14.82     $  14.46     $  13.31
                                                                 --------------------------------------------------------------
                       Investment income--net** .............         .55           1.05         1.09         1.10         1.10
                       Realized and unrealized gain
                        (loss)--net .........................         .59           (.84)         .63          .30         1.17
                       Dividends and distributions to
                        Preferred Stock shareholders:
                          Investment income--net ............        (.05)          (.08)        (.10)        (.15)        (.33)
                          Realized gain--net ................          --             --           --           --@@         --
                                                                 --------------------------------------------------------------
                       Total from investment operations .....        1.09            .13         1.62         1.25         1.94
                                                                 --------------------------------------------------------------
                       Less dividends and distributions to
                        Common Stock shareholders:
                          Investment income--net ............        (.47)          (.93)        (.91)        (.89)        (.79)
                          Realized gain--net ................          --             --           --           --@@         --
                                                                 --------------------------------------------------------------
                       Total dividends and distributions to
                        Common Stock shareholders ...........        (.47)          (.93)        (.91)        (.89)        (.79)
                                                                 --------------------------------------------------------------
                       Net asset value, end of period .......    $  15.35       $  14.73     $  15.53     $  14.82     $  14.46
                                                                 ==============================================================
                       Market price per share, end of period     $  14.19       $  13.36     $  14.85     $  14.19     $  13.18
                                                                 ==============================================================
===============================================================================================================================
Total Investment Return@
-------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...        7.68%+         1.28%       11.60%        9.10%       15.36%
                                                                 ==============================================================
                       Based on market price per share ......        9.75%+        (3.93%)      11.45%       14.61%       13.67%
                                                                 ==============================================================
===============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses* ............        1.09%++        1.10%        1.11%        1.14%        1.13%
                                                                 ==============================================================
                       Total expenses, excluding
                        reorganization expenses* ............        1.16%++        1.17%        1.17%        1.20%        1.22%
                                                                 ==============================================================
                       Total expenses* ......................        1.16%++        1.17%        1.17%        1.22%        1.29%
                                                                 ==============================================================
                       Total investment income--net* ........        7.05%++        6.87%        7.09%        7.41%        7.71%
                                                                 ==============================================================
                       Amount of dividends to Preferred Stock
                        shareholders ........................         .70%++         .53%         .65%        1.02%        2.22%
                                                                 ==============================================================
                       Investment income--net, to Common
                        Stock shareholders ..................        6.35%++        6.34%        6.44%        6.39%        5.49%
                                                                 ==============================================================
===============================================================================================================================
Ratios Based on Average Net Assets of Common and Preferred Stock*
-------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses .............         .67%++         .68%         .68%         .69%         .67%
                                                                 ==============================================================
                       Total expenses, excluding
                        reorganization expenses .............         .71%++         .72%         .72%         .73%         .73%
                                                                 ==============================================================
                       Total expenses .......................         .71%++         .72%         .72%         .74%         .77%
                                                                 ==============================================================
                       Total investment income--net .........        4.32%++        4.21%        4.36%        4.50%        4.60%
                                                                 ==============================================================


16      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

Financial Highlights (concluded)

                                                                 For the Six
                                                                 Months Ended            For the Year Ended June 30,
The following per share data and ratios have been derived        December 31,   -----------------------------------------------
from information provided in the financial statements.               2004         2004         2003         2002         2001
===============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock
                        shareholders ........................        1.11%++         .85%        1.03%        1.57%        3.28%
                                                                 ==============================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock,
                        end of period (in thousands) ........    $624,138       $598,908     $631,571     $602,571     $587,924
                                                                 ==============================================================
                       Preferred Stock outstanding, end of
                        period (in thousands) ...............    $390,000       $390,000     $390,000     $390,000     $390,000
                                                                 ==============================================================
                       Portfolio turnover ...................       22.15%         35.59%       26.99%       41.35%       63.37%
                                                                 ==============================================================
===============================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ............    $  2,600       $  2,536     $  2,619     $  2,545     $  2,507
                                                                 ==============================================================
===============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net .....    $    128       $    195     $    253     $    362     $    793
                                                                 ==============================================================
                       Series B--Investment income--net .....    $    148       $    216     $    269     $    400     $    533
                                                                 ==============================================================
                       Series C--Investment income--net .....    $    151       $    218     $    248     $    375     $    812
                                                                 ==============================================================
                       Series D--Investment income--net .....    $    135       $    210     $    255     $    400     $    853
                                                                 ==============================================================
                       Series E--Investment income--net .....    $    141       $    213     $    262     $    408     $    813
                                                                 ==============================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
**    Based on average shares outstanding.
+     Aggregate total investment return.
++    Annualized.
@ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
@@    Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004     17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make net periodic payments on a specified notional contract amount, commencing on a specified future effective date,


18      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

Notes to Financial Statements (concluded)

      unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 2004, FAM earned fees of $2,827,845, of which $190,587 was waived. In addition, FAM has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to FAM indirectly through its investment in CMA California Municipal Money Fund. For the six months ended December 31, 2004, FAM reimbursed the Fund in the amount of $16,230.

For the six months ended December 31, 2004, the Fund reimbursed FAM $10,579 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2004 were $215,647,881 and $235,201,246, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 2004 were: Series A, 1.05%; Series B, 1.65%; Series C, 1.80%; Series D, 1.85%;
and Series E, 1.75%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended December 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned $182,918 as commissions.

5. Capital Loss Carryforward:

On June 30, 2004, the Fund had a net capital loss carryforward of $46,148,915, of which $10,359,976 expires in 2007, $7,894,678 expires in 2008, $24,786,894 expires in 2009 and $3,107,367 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On January 6, 2005, the Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share, payable on January 28, 2005 to shareholders of record on January 19, 2005.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004     19

[LOGO] Merrill Lynch Investment Managers

Quality Profile

The quality ratings of securities in the Fund as of December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                 94.1%
AA/Aa .................................................                  2.1
A/A ...................................................                  3.1
Other* ................................................                  0.7
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate municipal bonds.


20      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004     21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MUC

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director of MuniHoldings California Insured Fund, Inc. effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Director of the Fund. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


22      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must regis-ter your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2004     23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                #HOLDCA -- 12/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings California Insured Fund, Inc.


        By: /s/ Robert C. Doll, Jr.
            ------------------------------------
            Robert C. Doll, Jr.,
            President of
            MuniHoldings California Insured Fund, Inc.

        Date: February 24, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Robert C. Doll, Jr.
            ------------------------------------
            Robert C. Doll, Jr.,
            President of
            MuniHoldings California Insured Fund, Inc.

        Date: February 24, 2005


        By: /s/ Donald C. Burke
            ------------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings California Insured Fund, Inc.

        Date: February 24, 2005